Securities - Additional Information (Detail) - CAD ($) $ in Millions	3 Months Ended
	Jan. 31, 2025	Oct. 31, 2024	Jan. 31, 2024
Disclosure of financial assets [line items]
Fair value of equity securities designated at FVOCI that were disposed	$ 0	$ 0	$ 0
Net realized cumulative after-tax gains reclassifed from AOCI to retained earnings	0	3	1
Dividend income recognized on equity securities	2	1	1
Dividend income recognized on equity securities designated at FVOCI that were disposed	$ 0	$ 0	$ 0